UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 11, 2005

Emisphere Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-10615	13-3306985
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

765 Old Saw Mill River Road, Tarrytown, New York		10591
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	914-347-2220

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 11, 2005, Emisphere Technologies, Inc. ("Emisphere") entered into Amendment No. 1 to the Senior Secured Term Loan Agreement (the "Loan Agreement"), dated as of September 26, 2005, by and among Emisphere and MHR Institutional Partners IIA LP (together with its affiliated funds, "MHR"), Emisphere's largest stockholder, to clarify certain provisions that govern the repayment of the loan pursuant to the terms of the Loan Agreement and certain additional amounts if the stockholders do not approve the conversion of the loan into the convertible note. Amendment No. 1 to the Loan Agreement is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

Exhibits

(c)

Exhibit 10.1 - Amendment No. 1 to the Senior Secured Term Loan Agreement between Emisphere Technologies, Inc. and MHR Institutional Partners IIA LP, dated November 11, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emisphere Technologies, Inc.

November 14, 2005	By:	Elliot Maza

Name: Elliot Maza
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 1 to the Senior Secured Term Loan Agreement between Emisphere Technologies, Inc. and MHR Institutional Partners IIA LP, dated November 11, 2005.